Exhibit 10.3

Execution Version

AMENDMENT LETTER

TO

LENDERS PARTY TO THE CREDIT AGREEMENT REFERENCED BELOW

May 11, 2022

Reference is made to the 3-Year Delayed Draw Term Loan Agreement (as amended, the “Credit Agreement”) dated as of February 25, 2022 among Corebridge Financial, Inc. (f/k/a SAFG Retirement Services, Inc.) (the “Company”), the lenders party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent. Terms used but not defined herein shall have the meanings provided in the Credit Agreement.

Each Lender is hereby requested by the Company to confirm its agreement of the following:

1.	Such Lender hereby consents to the Company’s delivery to the Administrative Agent on or prior to May 20, 2022 of the documents required to be delivered pursuant to Section 5.01(b) with respect to the first fiscal quarter of the fiscal year 2022 and agrees that no Default shall be deemed to occur as a result of the failure of the Company to deliver such documents on or before the original deadline therefor provided that such documents are delivered on or prior to May 20, 2022.

2.	The first paragraph of the preamble is amended and restated in its entirety to read:

3-YEAR DELAYED DRAW TERM LOAN AGREEMENT, dated as of February 25, 2022 among COREBRIDGE FINANCIAL, INC. (f/k/a SAFG RETIREMENT SERVICES, INC.), a Delaware corporation (the “Company”), as borrower, the LENDERS party hereto from time to time, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (this “Agreement”).

3.	Section 1.01 (Defined Terms) is amended by:

(a)            deleting the words “(rounded upwards, if necessary, to the next 1/100 of 1.00%)” in the definition of “Adjusted Term SOFR Rate.”

(b)            adding in the appropriate alphabetical position:

“AIG Guarantee” means the guarantees by RemainCo of AIGLH’s obligations under the AIGLH Notes pursuant to any of (i) that First Supplemental Indenture dated as of November 1, 2001, to the Indenture dated as of November 15, 1997, between AIGLH, as successor to American General Corporation, as Issuer, RemainCo, as Guarantor, and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as Trustee, (ii) that First Supplemental Indenture dated as of November 1, 2001, to the Indenture dated as of December 1, 1996, between AIGLH, as successor to American General Corporation, as Issuer, RemainCo, as Guarantor, and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as Trustee, and (iii) that First Supplemental Indenture dated as of November 1, 2001, to the Indenture dated as of May 15, 1995, between AIGLH, as successor to American General Corporation, as Issuer, RemainCo, as Guarantor, and The Chase Manhattan Bank, as Trustee.

“AIGLH” means AIG Life Holdings, Inc., a Texas corporation.

“AIGLH Notes” means (A) the outstanding senior debt securities issued by AIGLH, consisting of (i) its 7½% Notes due 2025 and (ii) its 6⅝% Notes due 2029, and (B) the outstanding junior subordinated debt securities issued by AIGLH, consisting of (i) its 8½% Junior Subordinated Debentures due 2030, (ii) its 7.57% Junior Subordinated Deferrable Interest Debentures, Series A and (iii) its 8⅛% Junior Subordinated Deferrable Interest Debentures, Series B.

(c)            amending and restating the following definition in its entirety to read:

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the CME Term SOFR Administrator on the CME Term SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Company.

4.	Section 4.02(a) is amended and restated in its entirety to read:

(i) with respect to any Borrowing on or prior to the IPO Effective Date, the representations and warranties of the Company set forth in this Agreement and the other Loan Documents or (ii) with respect to any Borrowing following the IPO Effective Date, the representations and warranties of the Company set forth in this Agreement and the other Loan Documents, other than those representations and warranties contained in Section 3.05(b) (but only as to clause (a) of the definition of “Material Adverse Effect”) and Section 3.06(a) and (c) (but solely to the extent such matters affecting the truth and accuracy of such representation and warranty have been disclosed to the Administrative Agent), in each case under clauses (i) and (ii) of this Section 4.02(a), shall be true and correct in all material respects (or, in the case of any such representations and warranties qualified by materiality, in all respects) on and as of the date of such Borrowing (or if any such representation or warranty is expressly stated to have been made as of a specified date, as of such specified date);

5.	Section 6.01(p) is amended and restated in its entirety to read:

Liens granted by the Company and/or AIGLH to RemainCo in order to secure the reimbursement or contribution obligations of the Company and/or AIGLH, whether collateralized or uncollateralized, to RemainCo in respect of the AIG Guarantee of AIGLH Notes so long as (i) such Liens permitted under this clause (p) do not secure any obligations other than such reimbursement or contribution obligations of the Company and/or AIGLH and (ii) such reimbursement or contribution obligations do not exceed the obligations (contingent or actual) under such AIG Guarantee (as the same may decrease, but not increase (other than for interest and other amounts that may become due under such AIG Guarantee and related documentation for the reimbursement or contribution obligations) for the purposes of this clause (p), from time to time thereafter) in respect of the AIGLH Notes;

5.            Section 5.02 is amended by (i) deleting the “or” from the end of Section 5.02(b), (ii) replacing the “.” at the end of 5.02(c) with “; or”, and (iii) adding a Section 5.02(d) as follows:

(d) 2 Business Days prior written notice of an anticipated IPO Effective Date.

The undersigned is in agreement with the foregoing. Please signify your agreement with the foregoing by signing and returning a copy of this Amendment Letter to Elizabeth Hamilton (via pdf email at ehamilton@cgsh.com) at your earliest convenience but not later than 3:00 p.m., New York City time, on May 11, 2022.

Except as expressly modified by this Amendment Letter, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, and all rights and remedies of the Lenders and the Administrative Agent and all of the obligations of the Loan Parties, shall remain in full force and effect. From and after the effectiveness of this Amendment Letter, the term “Agreement” (or words of similar import) in the Credit Agreement, and all references to the Credit Agreement in any related document, shall mean the Credit Agreement as modified by this Amendment Letter. This Amendment Letter shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents. The Company hereby represents and warrants to the Lenders and the Administrative Agent that (i) the representations and warranties of the Company and each Subsidiary Borrower (if any) set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (or, in the case of any such representations and warranties qualified as to materiality, in all respects) on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specified date, as of such specified date) and as if each reference to “this Agreement” included reference to this Agreement Letter (it being agreed that it shall be deemed to be an Event of Default under the Credit Agreement if any of the foregoing representations and warranties shall prove to have been false in any material respect when made) and (ii) at the time of and immediately after giving effect to this Amendment Letter, no Default has occurred and or is continuing.

This Amendment Letter may be executed in any number of counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Amendment Letter by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment Letter may be in the form of an Electronic Record (as defined herein) and may be executed using Electronic Signatures (as defined herein) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by it pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the parties hereto without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

This Amendment Letter shall be construed in accordance with and governed by the law of the State of New York.

Please direct any questions of a legal nature to Elizabeth Hamilton at Cleary Gottlieb Steen & Hamilton (ehamilton@cgsh.com, 212-225-2145). Questions of a business nature should be directed to Sid Lahiri (sid.lahiri@jpmorgan.com) of JPMorgan Chase Bank, N.A.

[Signature pages follow]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ James S. Mintzer
Name: James S. Mintzer
Title: Executive Director

[Signature page to Amendment Letter]

COREBRIDGE FINANCIAL, INC.

By:	/s/ Justin Caulfield
Name: Justin Caulfield
Title: Vice President and Treasurer

[Signature page to Amendment Letter]

SO AGREED:

JPMORGAN CHASE BANK, N.A.

By:	/s/ James S. Mintzer
Name: James S. Mintzer
Title: Executive Director

[Signature page to Amendment Letter]

SO AGREED:

BANK OF AMERICA, N.A.

By:	/s/ Chris Choi
Name: Chris Choi
Title: Managing Director

[Signature page to Amendment Letter]

SO AGREED:

CITIBANK, N.A.

By:	/s/ Maureen P. Maroney
Name: Maureen P. Maroney
Title: Vice President

[Signature page to Amendment Letter]

SO AGREED:

MORGAN STANLEY BANK, N.A.

By:	/s/ Mrinalini MacDonough
Name: Mrinalini MacDonough
Title: Authorized Signatory

[Signature page to Amendment Letter]

SO AGREED:

GOLDMAN SACHS BANK USA

By:	/s/ Thomas M. Manning
Name: Thomas M. Manning
Title: Authorized Signatory

[Signature page to Amendment Letter]